Exhibit 99.1

1 Investor Overview JANUARY 2015 w w w . T h e r a p e u t i c s M D . c o m

2 2 This presentation by TherapeuticsMD Inc. (referred to as “we” and “our”) may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements may include, but are not limited to, statements relating to our objectives , plans and strategies as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “ believe,” “ hope,” “ may,” “ anticipate,” “ should,” “ intend,” “ plan,” “ will,” “ expect,” “ estimate,” “ project,” “ positioned,” “ strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor; the length, co st and uncertain results of our clinical trials; potential adverse side effects or other safety risks that could preclude the ap pro val of our hormone therapy drug candidates; our reliance on third parties to conduct our clinical trials, research and development and manufacturing; the availability of reimbursement from government authorities and health insurance companies for our products; th e impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock; and the concentration of power in our stock ownership. PDF copies of press releases and financial tables can be viewed and downloaded at our website : http://www.therapeuticsmd.com/pressreleases.aspx. Forward - Looking Statements

3 3 Our Mission To develop treatments that promote women’s health and address the unmet needs of this large, underserved market with innovative technology and first - to - market, FDA - regulated products. Our therapeutic portfolio of drug candidates is built on our SYMBODA™ technology platform, which enables new bio - identical hormone combinations, forms and administration routes.

4 • Experienced clinical t eam • Existing commercial infrastructure • Established Customer relationships ( OB/GYNs) TXMD: Long - Term Growth Opportunity WOMEN’S HEALTH PHARMACEUTICAL EXPERTISE SYMBODA TM TECHNOLOGY • 8 7 Patents pending/granted • Pipeline of 7 novel products EFFICIENT FUNDING • No Debt • $125M raised publicly to date UNIQUE MARKETS • Large demographics • Strong demand for innovation • Expedited development path TWO PHASE 3 PRODUCTS • Billion - dollar markets • Unpartnered with worldwide rights

Pipeline Targets Large Markets

Product	Candidate	Stage (Pre-Clinical / Phase 1 / Phase 2 / Phase 3)	Status	U.S. Market Opp.[1]
17ß Estradiol in VagiCap™	TX-004HR	Phase 3	Rejoice Trial initiated Q3 '14	$1,281M
Combination: 17ß Estradiol + Progesterone	TX-001HR	Phase 3	Replenish Trial initiated Q3 '13	$2,058M
Oral Progesterone	TX-002HR	Phase 3	TXMD Temporarily stopped trial [3]	$364M
P Transdermal	TX-005HR	Phase 1		$346M[2]
E + P Transdermal	TX-006HR	Phase 1		$67M

1) PHAST Prescription Monthly by Source Healthcare Analytics as of 10/14
2) Estimated U.S. sales, based on half estradiol patch sales
3) In July 2014 we temporarily suspended enrollment in the Spry Trial and, in October we temporarily stopped it in order to update the Phase 3 protocol based on discussions with the FDA. We intend to update the Phase 3 protocol to, among other things, target only those women with secondary amenorrhea due to polycystic ovarian syndrome and to amend the primary endpoint of the trial.

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TherapeuticsMD®

SYMBODA™ Enables The Combination

Reference Listed Drugs (RLD) Chemistry challenges

Estrace® *17β estradiol*

- Hydrophobic
- Crystalline
- Small amounts
- Low doses 0.5-1 mg
- Low oral bioavailability



Prometrium® *progesterone*

- Large molecule
- High doses 100-200 mg
- Micronized
- Suspended in peanut oil
- 100% inter-/intra-subject variability
- Hydrophobic
- ~7% oral bioavailability



Formulation Challenges



- One capsule
- Bioequivalence to both RLDs
- Content uniformity
- Stability
- Improved bioavailability
- Consistent product characterization
- Prevent recrystallization in presence of moisture

Solution



- Lipid solubilized mixture of the two APIs
- Medium chain fatty acids
- C6 – C12
- Continuous estradiol solubilization
- Safety & efficacy in Phase 3

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Estrace is a trademark of Actavis. Prometrium is a trademark of AbbVie Products LLC.

TherapeuticsMD®

7 7 TX - 004HR VVA Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- Diagnosed in approximately 50% of postmenopausal women using measure of vaginal pH levels[1]
- Most bothersome symptoms include: dyspareunia, dryness, itching, irritation, dysuria, bleeding with sexual activity[1]
- FDA guidance for efficacy requirements:
    - Statistical increase in superficial cells
    - Statistical decrease in parabasal cells
    - Changes in vaginal pH from basic to acidic
    - Statistical reduction in most bothersome symptom

Healthy Vaginal Tissue



Atrophic Vaginal Tissue



	Healthy Vaginal Tissue	Atrophic Vaginal Tissue
Superficial cells:	>15%	<5%
Intermediate cells:	80%	60%
Parabasal cells:	< 5%	>10%

1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's VIews of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

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TherapeuticsMD®

9 9 VVA Market – Established and Growing Product Compound TRx (MAT 9/14) (1) U.S. Sales ($M) (1) (2) (MAT 9/14) WAC Price (3) Premarin ® Cream Equine Vaginal Estrogen 1,767,810 $448 $220.02 Vagifem ® Tablets Vaginal Estradiol 1,945,711 $378 $222.12 Estrace ® Cream Vaginal Estradiol 1,738,856 $324 $174.25 Osphena ® Tablets Oral SERM 176,455 $40 $158.00 Estring ® Vaginal Estradiol Ring 336,803 $88 $244.52 Total (3) 5,965,635 $1,281 1) PHAST Prescription Monthly by Symphony Health Solutions as of 10/14. 2) Femring data was excluded due to VMS indication - All trademarks are property of their respective owners 3) Medi - Span Price Rx Basic. 4) GlobalData July 2013 report GDHC54PIDR • U.S. sales more than doubled since 2008 • Global market expected to be $2.1 billion in 2022 (4) • Currently no generic competition

10 Phase 2 showed patient satisfaction; 97% said easy to use Improved User Experience Phase 1 data with 10 mcg suggest lower systemic absorption Lower Systemic Exposure Broad range of doses being evaluated in Phase 3, including 4, 10 and 25 mcg New Lower Effective Dose Demonstrated activity at 14 days in Phase 2 Faster Onset of Action TX - 004HR – Target Product Profile VagiCap TM Target Product Profile being evaluated in ongoing Phase 3 Rejoice Trial Target Goals Supportive Data

11 11 VagiCap ™ vs. Vagifem ® – Phase 1 Single Dose PK Studies N=36 N=36 Key Findings • Tmax ~2 hours with VagiCap and ~ 8 hours with Vagifem • Systemic absorption AUC (0 - 24 hours ) is 2 - to 3 - fold lower with VagiCap relative to Vagifem 0 6 12 18 24 0 10 20 30 40 Study 499 - 10 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap 0 6 12 18 24 0 10 20 30 40 Study 500 - 25 mcg time after dosing (hrs) m e a n p l a s m a c o n c e n t r a t i o n ( p g / m L ) Vagifem VagiCap Vagifem is a registered trademark of Novo Nordisk A/S Corp.

12 12 VagiCap ™ Double - Blind, Controlled Phase 2 Study • 48 postmenopausal women with VVA (24 active, 24 placebo) • Randomized 1:1 to 10 mcg; 1x daily for 2 - week period • Endpoints measured at 2 weeks; same endpoints to be measured in Phase 3 at 12 weeks • Increase in superficial cells 35% treatment vs. 4% placebo (p=0.0002 ) • Decrease in parabasal cells 54% treatment vs. 4% placebo (p<0.0001 ) • Decrease in vaginal pH - 0.97 units for treatment vs. - 0.34 units for placebo (p=0.0002) • Reduction in atrophic effects on epithelial integrity and vaginal secretions • Positive trend in reduction of most bothersome symptoms Key Results Study Design Published Pickar, JH et al. Pilot and Pharmacokinetic Studies of Solubilized Estradiol Administered Vaginally in a Softgel Capsule. 2014 Menopause, Vol.21, No. 12, S - 6, 1328.

TX-004HR – Potential Competitive Profile

Product Characteristic*	Vagifem	Premarin	Estrace
Design			
Burning		✓	
Discharge	✓	✓	✓
Cream		✓	✓
Quick Dissolution			
Applicator	✓	✓	✓
Placement Issues	✓		



TX-004HR Profile Goals

- Not a cream
- Improve ease of use/placement
- Quick dissolution
- Digital insertion/ no applicator
- Deliver elegant patient experience

OPERA Survey (n=178); TXV-1301 Survey (n=49)
*Perceived product characteristics reported by health care professionals and patients in separate surveys. Not based on head-to-head clinical comparisons or validated instruments.

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All trademarks are property of their respective owners

TherapeuticsMD®

Phase 3 – TX-004HR Vaginal Estradiol

	Q3 '14	Q4 '14	Q1 '15	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16
TX-004HR Estradiol VVA VagiCap	P3 Protocol			Enrolmt Cmpltd	Data Read					
						NDA and PDUFA				
		Phase 3 Study								



- **Trial: 12 weeks, Sites: ~100**
- **Subjects: ~700[1]**
  - 3 active arms: 4 mcg, 10 mcg, 25 mcg (~175 per arm)
  - 175 placebo
- **Co-Primary Endpoints**
  - % change in superficial cells
  - % change in parabasal cells
  - Lowering of pH
  - Reducing dyspareunia as most bothersome symptom
- **Additional Endpoints**
  - PK measures Days 1,14, 84
  - FSFI (Female Sexual Function Index), acceptability survey

1) The FDA has to date noted that in order to approve a drug based on a single trial, the trial would need to show statistical significance of at least a .01 level, and that a trial that is merely statistically positive may not provide sufficient evidence to support an NDA filing or approval of a drug candidate.

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TherapeuticsMD®

15 15 TX - 001HR Combination Program

16 16 Indication Overview Menopause is defined as the final menstrual period and is typically confirmed after an otherwise healthy woman has not had a period for 12 consecutive months . • Hot flashes are due to lower e strogen levels • Estrogen is given to reduce hot flashes • Estrogen causes the uterus to thicken (hyperplasia) • Progesterone is given to prevent thickening in women with an intact uterus

17 17 HT Market = Two Markets FDA - Approved No Bioidentical Combinations $594M (1) Premarin (2) /MPA $336M E2/NETA, DSP $ 42M Generic E2/prog $216M Untested Compounded Bioidentical E2/Progesterone $1,500M (3) Total Combo Markets: $2,094M 1) PHAST by Symphony Health Solutions, last twelve months through Sept 2014; including Pfizer, Novo Nordisk, Actavis and other suppliers. 2) Premarin is a trademark of Pfizer Inc. 3) Pinkerton, J.V. Compounded bioidentical hormone therapy: Identifying use trends and knowledge gaps among U.S. women. 2014 Menopause. In press .

18 18 Compounded Market/Bioidentical HT U.S. women using custom - compounded menopausal hormone therapy Annual c ustom - compounded prescriptions 21 - 39M Average monthly cash cost $1 - 2B • No FDA - approved bio - identical E+P combination • Most users unware custom - compounded products are unregulated • DQSA reinforces regulation Pinkerton , J.V. Compounded bioidentical hormone therapy: Identifying use trends and knowledge gaps among U.S. women. 2014 Menopause. In press. 1 - 2.5M $49 33%

19 19 Drug Quality and Security Act (DQSA) Spurred by public health scares, DQSA establishes clear FDA oversight of compounding pharmacies Prohibits compounding of essential copies of an FDA - approved and marketed drug except in limited circumstances such as drug shortages Recent FDA enforcement actions related to essential copies DQSA anticipated to have significant impact on market post - approval of first combination drug TXMD would look to distribute through compounding pharmacies once approved

20 Bio - identical terminology as both hormones similar to those produced by the ovary Labeling Differentiation Potential for FDA - approved natural estradiol plus natural progesterone combination pill Meet Patient Demand for Bio - identicals Broad range of doses being evaluated in Phase 3, two of which would be a new lower effective dose New Lower Effective Dose TX - 001HR – Differentiated Target Product Profile Goals for Replenish Trial Inclusion of Progesterone differences data via label negotiation Leverage Data on Natural Progesterone

Rationale for Natural Progesterone vs. Synthetic Progestins

Side Effect [1]	Bio-identical Natural Progesterone	Non-bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	Neutral in breast cancer (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial, KEEPS, ELITE)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [2]	No benefit on sleep properties

1) Alone or in combination with estrogen.
2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Bale´riau, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.

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TherapeuticsMD®

22 22 22 Phase 3 – TX - 001HR (Estrogen + Progesterone) Designed to enroll 1,750 subjects at ~ U.S. 100 sites Four active arms (N =400 / arm ) ▪ Estradiol 1 mg/Progesterone 100 mg ▪ Estradiol 0.5 mg/Progesterone 100 mg ▪ Estradiol 0.5 mg/Progesterone 50 mg ▪ Estradiol 0.25 mg/Progesterone 50 mg Placebo arm (N=150) 12 - month study with 12 - week VMS substudy Endpoints: Vasomotor Substudy: number and severity of hot flashes (4 weeks and 12 weeks) Endometrial safety: incidence of endometrial hyperplasia (12 months ) 2015E 2016E 2017E Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX-001HR Combination 17 β E stradiol + Progesterone

23 23 Growing Opportunity for Hormone Therapy U.S. Census 2010

24 24 Transdermal Programs

25 25 Why Transdermal? • Transdermal delivery perceived safer due to a lower first - pass effect • No FDA - approved transdermal progesterone • New TXMD PK data suggest leveraging solubilized progesterone, show elevated and sustained transdermal levels • Leveraging this technology creates an opportunity for new progesterone IP, products and novel dosage forms

26 26 E+P Topical PK Results New Formulation PK Data Suggest Sustained 8 - hour Duration 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Progesterone PK (Capillary/Saliva) Log Mean Corrected Capillary Progesterone Log Mean Corrected Saliva Progesterone 0.00 0.50 1.00 1.50 2.00 2.50 3.00 0 1 2 3 4 5 6 7 8 pg/ml hrs Log Mean Corrected Estradiol PK (Capillary/Saliva) Log Mean Corrected Capillary Estradiol Log Mean Corrected Saliva Estradiol • Levels in the saliva and capillary samples are higher than in the serum, where it was not detectible • This is consistent with the published article from Du and Stanczyk 2013.¹ 1) Du, Joanna Y. et al; Menopause , 2013, Vol.20, No.11, pp 1 - 7.

27 Product (Combination E+P) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol/Levonorgestrel (Climara Pro) 129,755 $ 22.5M Estradiol/Norethindrone Acet (CombiPatch) 408,598 $ 44.0M Total Combination Transdermal Sales 538,353 $ 66.5 M Transdermal Market Opportunity Product (Estradiol Only) TRx (1)(2) U.S. Sales (est.) (1)(2) Company Estradiol (Patch, Gel, Spray) (Alora, Climara, Estraderm, Menostar, Vivelle, Vivelle - Dot, Minivelle; Divigel, Elestrin, Estrogel; Evamist) 5,762,725 $ 692 M Total Estradiol Transdermal Sales 5,762,725 $ 692 M 17 1) PHAST by Symphony Health Solutions as of 10/14 2) Based on last twelve months sales through September 30, 2014 3) All trademarks are property of their respective owners

28 28 Intellectual Property Update

29 Growing Patent Portfolio Filed Provisional Non - Provisional Issued U.S. 37 13 24 4 Ex - U.S. 53 Two new patents issued; one on method of treating menopausal symptoms which strengthens competitive barriers to entry and builds on layered coverage strategies Others issued: Field spanning estradiol and progesterone pharmaceutical compositions (SYMBODA™) OPERA reporting and analysis software patent Layered patent strategies Field spanning pharmaceutical compositions by family of estradiol and progesterone alone and in combination Siloed strategy for each product 29

30 Worldwide Patent Filings* *Not all patent filings filed in all jurisdictions.

31 31 Investment Rationale Worldwide commercial rights for multiple hormone therapy products in Phase 3 and earlier stages: Well - known chemical entities with established safety and efficacy thresholds; 505(b)(2) Unique, large and growing markets with favorable competitive dynamics (DQSA) Additional early stage pipeline candidates Strong IP Portfolio with 57 patents pending/issued in 19 countries Growing U.S. commercial business marketing prescription and OTC prenatal vitamins Customer base of OB/GYNs and other women’s health specialists Recognized by Deloitte Technology Fast 500 as 41 st in North America Experienced management team with proven development and commercial success in women’s health

32 Key Milestones 4Q 14 ▪ NAMS data presentation on VVA data ▪ New patent allowances 2Q 15 ▪ ACOG oral & poster compounded surveys ▪ EMAS meeting submissions ▪ Complete Rejoice enrollment 4Q 15 ▪ NAMS meeting 3Q 15 ▪ Report Phase 3 REJOICE results 1Q 15 ▪ Report dermal tissue results ▪ ISSWSH oral presentation on VVA ▪ ENDO posters compound MHT & VVA ▪ Complete Replenish enrollment

33 TXMD: Financial Snapshot Listing Exchange NYSE MKT Shares outstanding 156 million (as of Nov. 4, 2014) Cash $67 million (as of Sept. 30, 2014) Debt $ 0 million

34 Thank You w w w . T h e r a p e u t i c s M D . c o m

35 Evolution of Hormone Therapy Market 1) PHAST Prescription Monthly by Source Healthcare Analytics. Inflation Adjusted Number* 2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, the International Journal of Pharmaceutical Compounding ; Tom Murry, Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”).

36 • Post - WHI, expert consensus: HT before 60 has a favorable benefit/risk profile 3 • Women using FDA - approved and compounded HT increasing: • Estimated 30% of use is compounded • Natural or “bioidenticals” preferred • 83% of women believe hormone therapy helps treat their symptoms • More younger women asking for HT Hormone Therapy Use Is Increasing 1,2 1) harris INTERACTIVE (July 2013 N: 1,100 women age 45 to 60 with 801 currently going through or have gone through menopause) 2) Rose Research Survey ( April 2014 N:17,897 women age 40 to 80 with 2,044 using or have used HT) 3) 2013 BMS statement, 2012 NAMS statement, 2013 IMS statement 7.3% 6.8% 5.5% 2.9% 4.7% 3.0% 4.2% 14.7% 14.1% 11.7% 7.7% 15.0% 14.3% 24.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 40-44 45-49 50-54 55-59 60-64 65-74 75-84 % HT USE by AGE GROUP % Currently Use HT % Have Used HT

37 37 Current Demand F or N atural H ormones Women actively requesting “ bioidentical ” hormone therapy ( HT) containing natural estradiol and natural progesterone Compounded drugs are not approved by FDA, including requirements for safety, efficacy or manufacturing quality Emerging evidence of the advantages of natural hormones over synthetics

38 38 Current Evidence Shows Potential Advantages of N atural E stradiol “ CEEs (Premarin) were associated with a higher incidence of venous thrombosis and myocardial infarction than estradio l ” 1 — Journal of the American Medical Association, September 2013 “ Oral estradiol may be associated with a lower risk of stroke … compared with conventional - dose oral CE E ” 2 — Menopause, September 2013 1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE ) 2) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery, and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study

39 39 Dose Rationale: TX - 001HR (Estradiol/Progesterone) Objective: to provide the first FDA - approved natural estradiol/progesterone (combination) product with lowest effective doses Dose selection: Four estradiol/progesterone combinations being evaluated based upon: • Known effective doses of estradiol – 1 mg and 0.5 mg have established efficacy for the treatment of VMS – Estradiol 0.25 mg alone has not been shown to be effective; however, progesterone has been shown to have an additive effect, thus the combination of E/P may provide lowest effective dose • To deliver a low dose of progesterone that provides endometrial safety with the lowest side effect profile (50 mg and 100 mg) • To provide multiple doses for tapering and adjustment based on patient therapeutic response

40 0 2 4 6 8 10 12 14 0 1 2 3 4 5 6 7 8 9 10 11 12 Range of hot flashes at baseline=11.3 - 13.8. *Adjusted for baseline. † P <0.05 by week 3 compared with placebo. ‡ P <0.05 by week 2 compared with placebo. CEE 0.625 mg/day (n=27) ‡ CEE 0.45 mg/day (n=32) ‡ CEE 0.3 mg/day (n=30) † Placebo (n=28) CEE 0.625 mg+MPA/day (n=27) † CEE 0.45 mg+MPA/day (n=32) ‡ CEE 0.3 mg+MPA/day (n=30) † Placebo (n=28) Utian WH, Shoupe,D. Bachman, G., Pinkerton, J.,Pickar, J.. Fertil Steril. 2001;75:1065 - 1079 . Number of hot flashes (CEE - Alone) Week Week Women’s HOPE Study Hot Flashes Adjusted Mean Daily Number* 0 2 4 6 8 10 12 14 0 1 2 3 4 5 6 7 8 9 10 11 12 Range of number of hot flashes at baseline=11.3 - 13.8. *Adjusted for baseline. † P <0.05 by week 3 compared with placebo. ‡ P <0.05 by week 2 compared with placebo. Number of hot flashes (CEE+MPA)

41 History of Compounding Market S hift to Bioidentical Hormone Replacement (BHRT) 2002 2002 2005 2012 2013 Women’s Health Initiative - Progestins have elevated FDA vs Western States • First Amendment, specific restrictions on advertising and marketing Wyeth Citizen petition to FDA in reaction BHRT claims NECC/ Meningitis Outbreak Drug Quality and Security Act LAW IS PASSED Congressional Hearing Special Committee on Aging 2007

HT Market Size – Two Markets

Compounded Product	Progestin	U.S. Sales (Cash Pay)	Company
Estradiol + Progesterone	Untested Bioidentical	$1,500M [3]	Various Compounding Pharmacies Not FDA-approved

FDA-Approved Product	Progestin	U.S. Sales (est.)	Company
17β Estradiol + NETA / DSP Activella / FemHRT / Angeliq)	Non-bioidentical	$ 42M[1][2]	novo nordisk, Bayer, Warner Chilcott
Generic 17β + Progestins	Non-bioidentical	$ 216M[1][2]	Teva
Premarin + MPA (Prempro / Premphase)	Non-bioidentical	$ 336M[1][2]	Pfizer
Total FDA Approved Oral Combination Sales		$ 594M	

Total Combination Market Sales $ 2,094M

1) PHAST by Symphony Health Solutions as of 10/14
2) Based on last twelve months sales through September 30, 2014
3) Pinkerton, J.V. Compounded bioidentical hormone therapy: Identifying use trends and knowledge gaps among U.S. women. 2014 Menopause. In press.
4) All trademarks are the property of their respective owners.

42 TherapeuticsMD®